                        MORTGAGE LOAN PURCHASE AGREEMENT

     Mortgage Loan Purchase Agreement, dated as of May 14, 2001 (the "Agreement"), between UBS Warburg Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance LLC, a Delaware limited liability company, as an additional party responsible for the Seller's obligations hereunder (in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party") and Structured Asset Securities Corporation (together with its successors and permitted assigns hereunder, the "Purchaser").

     The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of May 11, 2001, among the Purchaser as depositor, First Union National Bank as master servicer (the Master Servicer"), ORIX Real Estate Capital Markets LLC as special servicer (the "Special Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

     The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman"), UBS Warburg LLC ("UBSW") and Salomon Smith Barney Inc. ("SSB"; and, collectively with Lehman and UBSW in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman, UBSW and SSB (collectively in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

     In connection with the transactions contemplated hereby, the Seller, UBS
(USA), Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $641,627,194 (the "Initial Pool Balance") as of the close of business on May 11, 2001 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on May 24, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to 103.37433% of the Initial Pool Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) Certificates representing a 48.6420% Percentage Interest in each Class of Residual Interest Certificates (such Certificates, the "Seller's Residual Interest Certificates").

SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights and, in the case of the Carrier Towne Crossing II Mortgage Loan, the right to any assumption or other similar fees to be paid by the related Mortgagor to the Seller in connection with any assumption, transfer of interest or borrower substitution involving the transferee entity identified in the related Mortgage Loan documents). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

     (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

     (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and when provided in the Pooling and Servicing
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Agreement, cause each assignment of Mortgage, each assignment of Assignment of
Leases and each UCC-2 and UCC-3, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan). In addition, if within a reasonable period following the Closing Date, any of the assignments of Mortgage, assignments of Assignment of Leases or UCC Financing Statements in favor of the Trustee referred to above have not been submitted for recording or filing, as applicable, the Seller shall cause any such unrecorded or unfiled document to be delivered to the Trustee for recording or filing, as applicable, and the Seller shall request the Trustee to promptly undertake to record or file any such document upon its receipt thereof. On or before the Closing Date, the Seller shall provide the Purchaser and its designees (which include the Trustee, the Master Servicer and the Special Servicer) with one or more limited powers of attorney, as appropriate, to enable them to record any Mortgage Loan documents that, as contemplated by Section 2.01(c) of, or the definition of "Mortgage File" in, the Pooling and Servicing Agreement, are to be, but have not been, recorded.

     The Seller shall bear the reasonable out-of-pocket costs and expenses of all such recording and filing contemplated by the preceding paragraph, including, without limitation, the fees of the Recording/Filing Agent.

     (e) All documents and records relating to the Mortgage Loans and in the Seller's possession or under its control (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee and that, in the reasonable judgment of the Master Servicer, are reasonably necessary for the servicing of each such Mortgage Loan or otherwise reasonably requested by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer).

     (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.


                                       3
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SECTION 3. Representations, Warranties and Covenants of Seller and Additional
Party.

     (a) Each of the Seller and the Additional Party (each for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

     (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

     (ii) This Agreement has been duly and validly authorized, executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (iii) The execution and delivery of this Agreement by the Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

     (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

     (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other limited liability company restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

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

     (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by
   Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

     (vii) No litigation is pending or, to the best of the Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

     (viii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.

     In addition, the Seller hereby further represents and warrants to , and covenants with, the Purchaser, as of the date hereof, that:

     (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

     (ii) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

     (iii) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

     (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

     (v) Neither the Seller nor anyone acting on its behalf has (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

     (vi) The Seller has been furnished with all information regarding (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

     (vii) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision;

   and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

     (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

     (ix) The Seller is a United States Tax Person and is not a Disqualified Organization.

   (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

     (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

     (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

     (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

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

     (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

SECTION 5. Notice of Breach; Cure; Repurchase.

     (a) If the Seller or the Additional Party discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser in, or the value of, such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then the Seller shall within, 90 days after its discovery or receipt of notice of such Material Document Defect or Material Breach (such 90-day period, the "Initial Resolution Period") (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, is or will continue to be, a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document, Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof setting forth the reason that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgage Property). Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Without limiting any of the foregoing, (A) the absence of an original Mortgage Note, an original or a copy of a Mortgage (with or without evidence of recording thereon), an original or a copy of a lender's title insurance policy, an Assignment of Leases (with or without evidence of recording thereon, but only if separate from the related Mortgage), an original letter of credit, a copy of a Ground Lease or, in the case of a Mortgage

                                       8
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Loan secured by a hospitality or healthcare property, a filed UCC-1 financing statement from a Mortgage File or (B) any material adverse nonconformity to the Mortgage Loan Schedule of any such document or any material irregularity on the face thereof (without the presence of a factor, such as a lost note affidavit (in the case of a missing Mortgage Note) or a pro forma title policy or a commitment for title insurance "marked-up" at the closing of the subject Mortgage Loan (in the case of a missing title policy), that in the Trustee's reasonable and good faith judgment mitigates the subject absence, nonconformity or irregularity), shall be a Material Document Defect. Notwithstanding anything herein to the contrary, if a Mortgage Loan is not secured by a hospitality or healthcare property, then failure to deliver to the Trustee copies of the UCC Financing Statement covering the Borrower's personalty at such Mortgaged Property shall not be a Material Document Defect.

     "Resolution Extension Period" shall mean:

     (a) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

     (b) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan as of the commencement of the Initial Resolution period and as to which a Servicing Transfer Event has not occurred throughout the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following the Seller's receipt of written notice from the Purchaser or its designee of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

     (c) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following the earlier of (i) the end of such Initial Resolution Period and (ii) the Seller's receipt of written notice from the Purchaser or its designee of the occurrence of such Servicing Transfer Event; and

     (d) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days, provided that, if the Seller did not receive written notice from the Purchaser or its designee of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event will be deemed to have occurred during such

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

          Initial Resolution Period and clause (c) of this definition will be deemed to apply.

     If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by this Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class Representative has consented (which consent shall not be unreasonably withheld); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser in, or the value of, any Mortgage Loan, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

     It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5(a) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

     It is understood and agreed that the obligations of the Seller set forth in this Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

     (b) If the Purchaser has identified as of September 24, 2002 one or more conditions that will become Recording/Title Policy Omissions with respect to any Mortgage

Loan on November 24, 2002, if not earlier corrected, the Purchaser or one of its designees shall, on or about September 24, 2002 (or, if such day is not a Business Day, the first Business Day thereafter), provide written notification of such conditions that could become Recording/Title Policy Omissions to the Seller. On the later of November 24, 2002 and 60 days following delivery of the notice contemplated by the prior sentence, the Purchaser may, in its sole discretion, require the Seller to (and, at the direction of the Purchaser or its designee, the Seller shall) establish with or deliver to, as applicable, the Purchaser or its designee, with respect to each Mortgage Loan as to which there then exists a Recording/Title Policy Omission, a cash reserve (a "Recording/Title Policy Omission Cash Deposit") or a letter of credit (a "Recording/Title Policy Omission Credit") in an amount equal to 25% of the then outstanding principal balance of such Mortgage Loan. In furtherance of the two preceding sentences, the Purchaser or its designee shall establish one or more accounts (individually and collectively, the "Special Reserve Accounts"), each of which shall be an Eligible Account, and the Purchaser or its designee shall deposit any funds constituting all or part of a Recording/Title Policy Omission Cash Deposit into the Special Reserve Account within one Business Day of receipt. The Seller may direct the Purchaser or its designee to invest or cause the investment of the funds deposited in the Special Reserve Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser or its designee shall act upon the written instructions of the Seller with respect to the investment of funds in the Special Reserve Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the Purchaser or its designee shall have no obligation to invest or direct the investment of funds in such Special Reserve Account. All income and gain realized from the investment of funds deposited in such Special Reserve Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its designee and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred), and the Seller shall remit to the Purchaser or its designee from the Seller's own funds for deposit into such Special Reserve Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser or its designee; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Special Reserve Account. Neither the Purchaser nor any of its designees shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in the Special Reserve Account in Permitted Investments or any losses resulting therefrom. A Recording/Title Policy Omission Credit shall (i) entitle the Purchaser or its designee to draw upon the Recording/Title Policy Omission Credit on behalf of the Purchaser upon presentation of only a sight draft or other written demand for payment, (ii) permit multiple draws by the Purchaser or its designee, and (iii) be issued by such issuer and contain such other terms as the Purchaser or its designee may reasonably require to make such Recording/Title Policy Omission Credit reasonably equivalent security to a Recording/Title Policy Omission Cash Deposit in the same amount. Once a Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit is established with respect to any Mortgage Loan, the Purchaser or its designee shall, from time to time, withdraw funds from the related Special Reserve Account or draw upon the related Recording/Title Policy Omission Credit, as the case may be, and apply the proceeds thereof to pay the losses or expenses directly incurred by the Purchaser or its designee as a result of a Recording/Title Policy Omission in respect of such Mortgage Loan. The Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit or any unused balance thereof with respect to each Mortgage Loan will be released to the Seller by the Purchaser or its designee upon the earlier of the Seller's cure of all Recording/Title Policy Omissions with respect to such Mortgage Loan (provided that the Purchaser has been reimbursed with respect to all losses and expenses relating to Recording/Title Policy Omissions with respect to such Mortgage Loan) or such Mortgage Loan no longer being a part of the Trust Fund under the Pooling and Servicing Agreement. The rights to require and apply the proceeds of a Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit with respect to a Mortgage Loan under this Section 5(b) are in addition to the rights afforded with respect to a Breach or Document Defect under Section 5(a), and the exercise of rights with respect to a Mortgage Loan under this Section 5(b) shall not preclude or otherwise limit the exercise of rights afforded with respect to a Breach or Document Defect under Section 5(a) or constitute a waiver thereof.

     (c) If any Recording/Title Policy Omission materially interferes with the Purchaser's or its designee's ability to respond to any Mortgagor's request, including requests for assumptions, releases and modifications, the Seller shall, at its own cost and expense, reasonably assist and cooperate with the Purchaser or such designee to the extent reasonably necessary to appropriately respond to such requests, including, but not limited to delivering such additional assignments or evidence of assignments as may be necessary to process such requests.

     (d) The obligation of the Seller to repurchase a Mortgage Loan pursuant to this Section 5 extends to any REO Loan as to which a Material Document Defect or Material Breach existed as to the subject predecessor Mortgage Loan prior to the related Mortgaged Property becoming an REO Property and as to which the Seller had been notified of the Material Document Defect or Material Breach at least 90 days prior to such Mortgaged Property becoming an REO Property.

SECTION 6. Obligations of the Additional Party. The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller hereunder, including, without limitation, the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 5 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request Additional Party to perform such obligations. Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder.

SECTION 7. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

     (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

     (c) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

     (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

     (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

     (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

     (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement duly executed by the Purchaser, the Additional Party and the Seller;

     (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

     (c) The Indemnification Agreement duly executed by the parties thereto;

     (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional Party, as the case may be, in this Agreement and of the Seller in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

     (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (f) As certified by an officer of each of the Seller and the Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and/or the Indemnification Agreement, (ii) the organizational documents of the Seller or the Additional Party, as the case may be, and (iii) a certificate of good standing of the Seller or the Additional Party, as the case may be, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

     (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

     (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

     (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

     (k) A favorable opinion of in-house counsel to each of the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

     (l) In connection with the Seller's receipt of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement; and

     (m) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9. Costs. 48.6420% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

SECTION 10. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PARTIES HERETO INTEND THAT THE PROVISIONS OF

SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 16. Further Assurances. The Seller, the Additional Party and the Purchaser agree to execute and deliver such instruments and take such further actions as any other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 17. Successors and Assigns. The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party, as the case may be, may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party, as the case may be, is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                        SELLER
                                        ------

                                        UBS WARBURG REAL ESTATE
                                        INVESTMENTS INC.

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:
                                        1285 Avenue of the Americas, 11th Floor
                                        New York, New York 10019
                                        Attention: Ahmed Alali
                                        Telecopier No.: (212) 821-3162
                                        Telephone No.: (212) 821-4782

                                        ADDITIONAL PARTY
                                        ----------------

                                        UBS PRINCIPAL FINANCE LLC


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:
                                        1285 Avenue of the Americas, 11th Floor
                                        New York, New York  10019
                                        Attention:  Ahmed Alali
                                        Telecopier No.:  (212) 821-3162
                                        Telephone No.:  (212) 821-4782

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES
                                          CORPORATION


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        Address for Notices:
                                        Structured Asset Securities Corporation
                                        Three World Financial Center
                                        New York, NY  10285
                                        Attention:  Tricia Hall
                                        Telecopier No.:  (212) 526-5911
                                        Telephone No.:  (212) 526-3746

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


MORTGAGE
LOAN
NUMBER    PROPERTY NAME                            STREET ADDRESS                            CITY               STATE    ZIP CODE

3         Harmon Meadow Plaza                      100, 300, 600-800 Plaza Drive             Secaucus           NJ          07094
3a        100 Plaza Drive                          100 Plaza Drive                           Secaucus           NJ          07094
3b        600-800 Plaza Drive                      600-800 Plaza Drive                       Secaucus           NJ          07094
3c        300 Plaza Drive                          300 Plaza Drive                           Secaucus           NJ          07094
4         Garden City Plaza                        100, 200, & 300 Garden City Plaza         Garden City        NY          11530
5         Citi Properties                          Various                                   San Francisco      CA        Various
5a        520 Geary Street                         520 Geary Street                          San Francisco      CA          94102
5b        980 Bush Street                          980 Bush Street                           San Francisco      CA          94109
5c        665 Eddy Street                          665 Eddy Street                           San Francisco      CA          94114
5d        725 Ellis Street                         725 Ellis Street                          San Francisco      CA          94109
5e        930 Post Street                          930 Post Street                           San Francisco      CA          94109
5f        666 O'Farrell Street                     666 O'Farrell Street                      San Francisco      CA          94109
5g        2656 Van Ness Avenue                     2656 Van Ness Avenue                      San Francisco      CA          94109
5h        701 Fell Street                          701 Fell Street                           San Francisco      CA          94117
5i        675 O'Farrell Street                     675 O'Farrell Street                      San Francisco      CA          94109
5j        535 Leavenworth Street                   535 Leavenworth Street                    San Francisco      CA          94109
5k        525 Leavenworth Street                   525 Leavenworth Street                    San Francisco      CA          94109
6         Philip's at Sunrise Shopping Center      5500 Sunrise Highway                      Massapequa         NY          11758
7         Village at Main Street Portfolio         Various                                   Wilsonville        OR          97070
7a        Village at Main Street Apartments        30050 Town Center Loop West               Wilsonville        OR          97070
7b        Village at Main Street Commercial Center 8309-8699 Main Street                     Wilsonville        OR          97070
7c        Village at Main Street Offices & Bally's 30050 Town Center Loop West               Wilsonville        OR          97070
9         250 Montgomery Street                    250 Montgomery Street                     San Francisco      CA          94104
10        10950 Tantau Avenue                      10950 Tantau Avenue                       Cupertino          CA          95014
11        215 Coles Street                         215 Coles Street                          Jersey City        NJ          07310
16        Hartz Mountain Industries                400 Plaza Drive                           Secaucus           NJ          07094
17        The Courtyards at Miami Lakes            6431 Cowpen Road                          Miami Lakes        FL          33014
19        529 Bryant Street                        529 Bryant Street                         Palo Alto          CA          94301
22        Shadowood Office Park                    2100-2120 Powers Ferry Road               Atlanta            GA          30067
23        San Fernando Value Square                12910-12980 Foothill Boulevard            San Fernando       CA          91342
24        Remington Canyon Apartments              1000 American Pacific Drive               Henderson          NV          89014
26        Fishkill Plaza                           U.S. Highway 9                            Fishkill           NY          12524
34        Metroplex Tech Center I                  3000 Kellway Drive                        Carrollton         TX          75006
37        Allen Central Market                     204-210 North Central Expressway          Allen              TX          75013
39        Timberlands at Tomahawk Creek            4000 West 114th Street                    Leawood            KS          66211
40        Trophy Properties                        Various                                   San Francisco      CA        Various
40a       1408 California Street                   1408 California Street                    San Francisco      CA          94114
40b       2 Guerrero Street                        2 Guerrero Street                         San Francisco      CA          94103
40c       400 Page Street                          400 Page Street                           San Francisco      CA          94102
50        49 Ludlow Street                         49 Ludlow Street                          New York           NY          10002
51        Super Stop & Shop                        1001 King's Highway                       New Bedford        MA          02745
54        Latrobe 30 Plaza                         US Route 30                               Latrobe            PA          15650
56        Aberdeen Commons                         22445 Lorain Road                         Fairview Park      OH          44126
58        Lanier Crossing Shopping Center          655 Atlanta Road                          Cumming            GA          30040
59        The Quarry Shopping Center               4900 Rogers Avenue                        Fort Smith         AR          72903
60        Gateway Crossing Shopping Center         10410-10490 Roosevelt Boulevard           St. Petersburg     FL          33716
62        15 Hermann Street                        15 Hermann Street                         San Francisco      CA          94102
63        Stadium Place Apartments                 3719 Stadium Road                         Jonesboro          AR          72404
64        239 Littleton Road                       239 Littleton Road                        Westford           MA          01886
70        Holand Office Portfolio                  Various                                   Various            NY        Various
70a       498 Nepperhan Avenue                     498 Nepperhan Avenue                      Yonkers            NY          10701
70b       225 East 134th Street                    225 East 134th Street                     New York           NY          10451
70c       728 East 136th Street                    728 East 136th Street                     New York           NY          10454
71        United Jersey Bank Plaza                 3131 Route 38                             Mount Laurel       NJ          08054
72        Crowe's Crossing Shopping Center         1230, 1232 & 1234 South Hairston Road     Stone Mountain     GA          30088
74        Middlesex Business Center                100, 200 & 250 Corporate Court            South Plainfield   NJ          07080
75        Clarion Hotel & Towers                   2055 Lincoln Highway                      Edison             NJ          08817
77        861 Sutter Street                        861 Sutter Street                         San Francisco      CA          94109
79        Ronbotics Building                       9500 Innovation Drive                     Manassas           VA          20110
82        Yarmouth Commons                         484 Station Avenue                        South Yarmouth     MA          02664
86        Southlake Portfolio                      1601 Hart Street and 2050 Greenwood AvenueSouthlake          TX          76092
87        Savage Mill                              8600 Foundry Street                       Savage             MD          20763
91        Regency Square Shopping Center           186 Columbia Turnpike                     Florham Park       NJ          07932
94        Lenoir Marketplace                       2025 Morganton Boulevard Southwest        Lenoir             NC          28645
95        Montclair A&P Center                     516 Valley Road                           Montclair          NJ          07043
96        Congress Professional Center II          1630 Congress Avenue                      Palm Springs       FL          33437
98        Marian Gardens                           18 Anderson Lane                          Lynn               MA          01902
101       6776 Southwest Freeway                   6776 Southwest Freeway                    Houston            TX          77074
102       University Commons Apartments            1900 East 30th Street                     Cleveland          OH          44114
104       Sarasota One Stop                        1844-64 17th Street                       Sarasota           FL          34234
105       Walgreens                                700 West Broward Boulevard                Fort Lauderdale    FL          33312
106       Perimeter Point Warehouse                300 Perimeter Point & 3650 Patterson AvenuWinston-Salem      NC          27105
109       Carrier Towne Crossing II                425 Crossland Boulevard                   Grand Prairie      TX          75052
110       Alta Mesa Village                        5761 East Brown Road                      Mesa               AZ          85205
111       East Pointe Shopping Center              2550-2590 Hubbell Avenue                  Des Moines         IA          50317
112       Merchants Square Phase II                7100 Georgia Highway 85                   Riverdale          GA          30274
113       Penn's Market                            5861 York Road                            Buckingham         PA          18931
114       Naples Plaza                             5820-5840 & 5846-5860 East Naples Plaza   Long Beach         CA          90803
115       807 Haddon Avenue                        807 Haddon Avenue                         Haddonfield        NJ          08033
116       Country Club Townhomes                   1007-1019 Grove Boulevard                 Austin             TX          78741
120       Gateway Plaza                            3030 North Broadway                       Los Angeles        CA          90031
121       2715 Bissonnet Office Building           2715 Bissonnet Street                     Houston            TX          77005
123       Office Depot- Joplin                     3132 South Rangeline Road                 Joplin             MO          64804
124       Ridglea Renaissance Office Building      3327-3345 Winthrop                        Fort Worth         TX          76116
125       Cypress Creek Shopping Center            5661 Vineland Road                        Orlando            FL          32819
126       18904-18916 Roscoe Boulevard             18904-18916 Roscoe Boulevard              Los Angeles        CA          91324
127       Office Depot - Rogers                    4600 West Walnut                          Rogers             AR          72756
128       Washington Mutual Bank Building          700 South Sepulveda Boulevard             Manhattan Beach    CA          90266
129       Ridgewood Village Mobile Home Park       3233 Pratt Road                           Batavia            NY          14020
130       Marlborough Apartments                   400 Marlborough Road                      Brooklyn           NY          11226
131       Casa Nueva Apartments                    241 East Glenn Avenue                     Coalinga           CA          93210
132       1614 West 95th Street                    1614 West 95th Street                     Chicago            IL          60643
133       2160 Bloomingdale Road                   2160 Bloomingdale Road                    Glendale Heights   IL          60139
134       2024 Sheridan Road                       2024 Sheridan Road                        Zion               IL          60099
135       802 Cleveland Street                     802 Cleveland Street                      Elyria             OH          44035
136       1313 West McGalliard Road                1313 West McGalliard Road                 Muncie             IN          47303
137       Trinity Lofts                            249/251 and 253 Trinity Avenue            Atlanta            GA          30303
138       600 Boyd Court Drive                     600 Boyd Court Drive                      Azel               TX          76020
139       6601 West Roosevelt Road                 6601 West Roosevelt Road                  Berwyn             IL          60402
140       Weld Park                                68 Seymour Street                         Boston             MA          02131
141       3591 North Milwaukee Avenue              3591 North Milwaukee Avenue               Chicago            IL          60641
142       46-52 White Street                       46-52 White Street                        Danbury            CT          06810


                                             ORIGINAL      REMAINING                   REMAINING
                             MONTHLY P&I     MORTGAGE      TERM TO       MATURITY-     AMORTIZATION
CUT-OFF DATE BALANCE         PAYMENT         RATE          MATURITY      ARD           TERM
---------------------------------------------------------------------------------------------------
         $57,857,975.17      405,941.65        7.5100           117      02/11/11            357



         $39,905,968.62      286,564.90        7.7500           117      02/11/11            357
         $39,638,997.87      279,143.69        7.5600           118      03/11/11            358











         $38,888,374.35      278,861.96        7.7300           116      01/11/11            356
         $32,906,863.43      237,557.27        7.8000           116      01/11/11            356



         $28,464,094.31      200,448.37        7.5600           118      03/11/11            358
         $26,718,414.33      192,750.57        7.8100           118      03/11/11            358
         $25,946,805.47      193,492.70        7.5800           118      03/11/11            298
         $21,946,068.12      153,997.87        7.5100           117      02/11/11            357
         $21,771,969.23      152,130.32        7.4800           118      03/11/11            358
         $19,794,647.85      143,719.66        7.8600           116      01/11/11            356
         $14,232,230.44      100,615.65        7.6000           118      03/06/11            358
         $13,483,381.20       95,784.43        7.6500           118      03/11/11            358
         $13,466,886.14       94,393.96        7.5000           117      02/11/11            357
         $13,268,198.91       94,365.41        7.6500           117      02/11/11            357
         $10,719,354.38       77,014.32        7.7500           116      01/11/11            356
         $10,519,924.55       75,581.49        7.7500           116      01/11/11            356
         $10,244,209.43       71,844.29        7.5000           116      01/11/11            356
         $10,117,237.73       71,247.09        7.5600           118      03/11/11            358



          $8,473,760.04       63,082.51        8.1200           115      12/11/10            355
          $8,469,289.10       59,584.00        7.5500           118      03/11/11            358
          $7,639,630.12       52,290.30        7.2700           118      03/11/11            358
          $7,310,587.84       51,082.29        7.4800           118      03/11/11            358
          $6,800,000.00       52,135.02        8.2900           112      09/11/10            336
          $6,783,320.42       47,546.59        7.5000           117      02/11/11            357
          $6,780,614.88       48,716.03        7.7500           116      01/11/11            356
          $6,374,487.62       46,337.83        7.8600           114      11/11/10            354
          $6,254,530.88       45,498.10        7.8750           115      12/11/10            355
          $6,186,052.99       45,536.63        8.0100           117      02/11/11            357
          $5,983,733.94       44,025.87        8.0000           116      01/11/11            356



          $5,945,799.35       45,304.45        7.8000           116      01/11/11            296
          $5,900,000.00       43,054.44        7.7500           116      01/11/11            336
          $5,583,218.78       39,156.01        7.5000           116      01/11/11            356
          $5,524,438.68       46,922.17        8.6600            80      01/01/08            260
          $5,174,472.73       36,439.40        7.5600           118      03/11/11            358
          $4,986,444.93       36,688.23        8.0000           116      01/11/11            356
          $4,493,839.14       30,636.91        7.2300           118      03/11/11            358
          $4,194,735.68       29,597.43        7.5800           118      03/11/11            358
          $4,189,713.22       32,294.37        8.5000           116      01/11/11            356
          $4,062,797.53       34,849.49        8.2500           116      01/11/11            236
          $3,538,966.24       26,271.72        8.0900           115      12/11/10            355
          $3,508,623.54       26,039.88        8.0800           114      11/11/10            354
          $3,400,000.00       25,762.88        8.1600           114      11/11/10            336
          $3,300,688.00       25,366.50        7.9000           116      01/11/11            296
          $2,975,212.14       23,490.87        8.7500           113      10/11/10            353
          $2,868,466.69       20,995.61        7.9500           117      02/11/11            357
          $2,693,759.63       19,530.04        7.8500           117      02/11/11            357
          $2,437,559.25       18,950.09        8.0250           115      12/11/10            295
          $2,343,466.71       17,039.13        7.8750           116      01/11/11            356
          $2,292,285.67       16,477.48        7.7500           115      12/11/10            355
          $2,224,975.15       16,362.93        8.0000           117      02/11/11            357
          $2,194,035.77       16,142.82        8.0000           116      01/11/11            356
          $2,080,000.00       15,319.76        7.8500           117      02/11/11            336
          $1,994,523.04       14,605.64        7.9500           116      01/11/11            356
          $1,938,547.11       14,121.83        7.9000           117      02/11/11            357
          $1,908,647.51       13,558.82        7.6500           118      03/11/11            358
          $1,893,669.60       13,651.24        7.7800           115      12/11/10            355
          $1,723,063.29       12,657.44        8.0000           118      03/11/11            358
          $1,593,699.61       12,189.40        8.4000           113      10/01/10            353
          $1,368,870.95       16,893.53        7.8750           116      01/11/11            116
          $1,243,911.08        9,611.42        8.5000           111      08/11/10            351
          $1,194,928.53        9,698.67        9.0500           111      08/01/10            351
          $1,174,757.97        9,045.33        7.9500           118      03/11/11            298
          $1,173,317.95       14,480.17        7.8750           116      01/11/11            116
          $1,069,783.82       13,346.04        8.0000           115      12/11/10            115
          $1,037,035.21        7,450.69        7.7500           116      01/11/11            356
            $921,617.14        6,949.22        8.2500           114      11/11/10            354
            $857,738.18        6,400.53        8.1500           116      01/11/11            356
            $854,000.00        6,206.92        7.9000           120      05/11/11            360
            $783,000.00        5,690.89        7.9000           120      05/11/11            360
            $749,000.00        5,443.77        7.9000           120      05/11/11            360
            $721,000.00        5,240.27        7.9000           120      05/11/11            360
            $718,000.00        5,218.46        7.9000           120      05/11/11            360
            $696,582.60        5,519.15        8.2500           115      12/11/10            295
            $678,000.00        4,927.74        7.9000           120      05/11/11            360
            $663,123.15        4,787.14        7.8000           116      01/11/11            356
            $622,301.67        4,782.52        7.9000           116      01/11/11            296
            $616,255.81        4,448.80        7.8000           116      01/11/11            356
            $570,711.11        4,197.13        8.0000           117      02/11/11            357

            ADMINI-
INTEREST    STRATIVE
ACCRUAL     COST
BASIS       RATE
--------------------------
Act/360            0.101



Act/360            0.101
Act/360            0.101











Act/360            0.101
Act/360            0.101



Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101



Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101



Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101
Act/360            0.101

MORTGAGE                                                     PRIMARY                     MORTGAGE
LOAN                                                        SERVICING       GROUND        LOAN
NUMBER      PROPERTY NAME                                      FEE          LEASE?        SELLER
3           Harmon Meadow Plaza                               0.050       Fee Simple       UBS
3a          100 Plaza Drive                                                                UBS
3b          600-800 Plaza Drive                                                            UBS
3c          300 Plaza Drive                                                                UBS
4           Garden City Plaza                                 0.050       Fee Simple       UBS
5           Citi Properties                                   0.050       Fee Simple       UBS
5a          520 Geary Street                                                               UBS
5b          980 Bush Street                                                                UBS
5c          665 Eddy Street                                                                UBS
5d          725 Ellis Street                                                               UBS
5e          930 Post Street                                                                UBS
5f          666 O'Farrell Street                                                           UBS
5g          2656 Van Ness Avenue                                                           UBS
5h          701 Fell Street                                                                UBS
5i          675 O'Farrell Street                                                           UBS
5j          535 Leavenworth Street                                                         UBS
5k          525 Leavenworth Street                                                         UBS
6           Philip's at Sunrise Shopping Center               0.050       Fee Simple       UBS
7           Village at Main Street Portfolio                  0.050       Fee Simple       UBS
7a          Village at Main Street Apartments                                              UBS
7b          Village at Main Street Commercial Center                                       UBS
7c          Village at Main Street Offices & Bally's Gym                                   UBS
9           250 Montgomery Street                             0.050       Fee Simple       UBS
10          10950 Tantau Avenue                               0.050       Fee Simple       UBS
11          215 Coles Street                                  0.050       Fee Simple       UBS
16          Hartz Mountain Industries                         0.050       Fee Simple       UBS
17          The Courtyards at Miami Lakes                     0.050       Leasehold        UBS
19          529 Bryant Street                                 0.050       Fee Simple       UBS
22          Shadowood Office Park                             0.050       Fee Simple       UBS
23          San Fernando Value Square                         0.050       Fee Simple       UBS
24          Remington Canyon Apartments                       0.050       Fee Simple       UBS
26          Fishkill Plaza                                    0.050       Fee Simple       UBS
34          Metroplex Tech Center I                           0.050       Fee Simple       UBS
37          Allen Central Market                              0.050       Fee Simple       UBS
39          Timberlands at Tomahawk Creek                     0.050       Fee Simple       UBS
40          Trophy Properties                                 0.050       Fee Simple       UBS
40a         1408 California Street                                                         UBS
40b         2 Guerrero Street                                                              UBS
40c         400 Page Street                                                                UBS
50          49 Ludlow Street                                  0.050       Fee Simple       UBS
51          Super Stop & Shop                                 0.050       Leasehold        UBS
54          Latrobe 30 Plaza                                  0.050       Fee Simple       UBS
56          Aberdeen Commons                                  0.050       Fee Simple       UBS
58          Lanier Crossing Shopping Center                   0.050       Fee Simple       UBS
59          The Quarry Shopping Center                        0.050       Fee Simple       UBS
60          Gateway Crossing Shopping Center                  0.050       Fee Simple       UBS
62          15 Hermann Street                                 0.050       Fee Simple       UBS
63          Stadium Place Apartments                          0.050       Fee Simple       UBS
64          239 Littleton Road                                0.050       Fee Simple       UBS
70          Holand Office Portfolio                           0.050       Fee Simple       UBS
70a         498 Nepperhan Avenue                                                           UBS
70b         225 East 134th Street                                                          UBS
70c         728 East 136th Street                                                          UBS
71          United Jersey Bank Plaza                          0.050       Fee Simple       UBS
72          Crowe's Crossing Shopping Center                  0.050       Fee Simple       UBS
74          Middlesex Business Center                         0.050       Fee Simple       UBS
75          Clarion Hotel & Towers                            0.050       Fee Simple       UBS
77          861 Sutter Street                                 0.050       Fee Simple       UBS
79          Ronbotics Building                                0.050       Fee Simple       UBS
82          Yarmouth Commons                                  0.050       Fee Simple       UBS
86          Southlake Portfolio                               0.050       Fee Simple       UBS
87          Savage Mill                                       0.050       Fee Simple       UBS
91          Regency Square Shopping Center                    0.050       Fee Simple       UBS
94          Lenoir Marketplace                                0.050       Fee Simple       UBS
95          Montclair A&P Center                              0.050       Fee Simple       UBS
96          Congress Professional Center II                   0.050       Fee Simple       UBS
98          Marian Gardens                                    0.050       Fee Simple       UBS
101         6776 Southwest Freeway                            0.050       Fee Simple       UBS
102         University Commons Apartments                     0.050       Fee Simple       UBS
104         Sarasota One Stop                                 0.050       Fee Simple       UBS
105         Walgreens                                         0.050       Fee Simple       UBS
106         Perimeter Point Warehouse                         0.050       Fee Simple       UBS
109         Carrier Towne Crossing II                         0.050       Fee Simple       UBS
110         Alta Mesa Village                                 0.050       Fee Simple       UBS
111         East Pointe Shopping Center                       0.050       Fee Simple       UBS
112         Merchants Square Phase II                         0.050       Fee Simple       UBS
113         Penn's Market                                     0.050       Fee Simple       UBS
114         Naples Plaza                                      0.050       Fee Simple       UBS
115         807 Haddon Avenue                                 0.050       Fee Simple       UBS
116         Country Club Townhomes                            0.050       Fee Simple       UBS
120         Gateway Plaza                                     0.050       Fee Simple       UBS
121         2715 Bissonnet Office Building                    0.050       Fee Simple       UBS
123         Office Depot- Joplin                              0.050       Fee Simple       UBS
124         Ridglea Renaissance Office Building               0.050       Fee Simple       UBS
125         Cypress Creek Shopping Center                     0.050       Fee Simple       UBS
126         18904-18916 Roscoe Boulevard                      0.050       Fee Simple       UBS
127         Office Depot - Rogers                             0.050       Fee Simple       UBS
128         Washington Mutual Bank Building                   0.050       Fee Simple       UBS
129         Ridgewood Village Mobile Home Park                0.050       Fee Simple       UBS
130         Marlborough Apartments                            0.050       Fee Simple       UBS
131         Casa Nueva Apartments                             0.050       Fee Simple       UBS
132         1614 West 95th Street                             0.050       Fee Simple       UBS
133         2160 Bloomingdale Road                            0.050       Fee Simple       UBS
134         2024 Sheridan Road                                0.050       Fee Simple       UBS
135         802 Cleveland Street                              0.050       Fee Simple       UBS
136         1313 West McGalliard Road                         0.050       Fee Simple       UBS
137         Trinity Lofts                                     0.050       Fee Simple       UBS
138         600 Boyd Court Drive                              0.050       Fee Simple       UBS
139         6601 West Roosevelt Road                          0.050       Fee Simple       UBS
140         Weld Park                                         0.050       Fee Simple       UBS
141         3591 North Milwaukee Avenue                       0.050       Fee Simple       UBS
142         46-52 White Street                                0.050       Fee Simple       UBS

                                                                             CREDIT LEASE     LEASE
                                              ARD        ANTICIPATED         LOAN (TENANT,    ENHANCE-      RESIDUAL
                                            MORTGAGE      REPAYMENT    ARD   GUARANTOR OR     MENT            VALUE
 DEFEASANCE                                  LOAN           DATE     SPREAD  RATED PARTY)     POLICY        INSURANCE
 Defeasance                                  Yes          02/11/31    2.00      No                            Yes



 Defeasance                                  Yes          02/11/31    2.00      No                            Yes
 Defeasance                                  Yes          03/11/31    2.00      No                            Yes











 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes



 Defeasance                                  Yes          03/11/31    2.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  Yes          03/11/26    2.00      No                            Yes
 Defeasance                                  Yes          02/11/31    2.00      No                            Yes
 Defeasance                                  Yes          03/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Defeasance                                  Yes          03/06/31    2.00      No                            Yes
 Defeasance                                  Yes          03/11/31    2.00      No                            Yes
 Defeasance                                  Yes          02/11/31    2.00      No                            Yes
 Defeasance                                  Yes          02/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Defeasance                                  Yes          03/11/31    2.00      No                            Yes



 Defeasance                                  Yes          12/11/30    2.00      No                            Yes
 Defeasance                                  Yes          03/11/31    2.00      No                            Yes
 Defeasance                                  Yes          03/11/31    2.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  Yes          09/11/30    2.00      No                            Yes
 Defeasance                                  Yes          02/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Defeasance                                  Yes          11/11/30    2.00      No                            Yes
 Defeasance                                  Yes          12/11/30    2.00      No                            Yes
 Defeasance                                  Yes          02/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes



 Defeasance                                  Yes          01/11/26    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Greater of 3%/2%/1% or Yield Maintenance    No         00/00/0000    0.00      No                            No
 Defeasance                                  Yes          03/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            No
 Defeasance                                  Yes          03/11/31    2.00      No                            Yes
 Defeasance                                  Yes          01/11/31    2.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  Yes          12/11/30    2.00      No                            Yes
 Defeasance                                  Yes          11/11/30    2.00      No                            Yes
 Greater of 1% or Yield Maintenance          No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  Yes          02/11/31    2.00      No                            Yes
 Defeasance                                  Yes          12/11/25    2.00      No                            No
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  Yes          12/11/30    2.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  Yes          02/11/31    2.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  Yes          03/11/31    2.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            No
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes
 Defeasance                                  No         00/00/0000    0.00      No                            Yes

                             MORTGAGE
 CROSS                      LOAN SELLER
 COLLATERALIZED             LOAN ID
 No                         75622



 No                         6504
 Yes - Citi Properties      71691











 No                         7301
 Yes - Village              6838



 No                         7184
 No                         7782
 No                         7859
 No                         75621
 No                         112
 No                         7781
 No                         7712
 No                         7724
 No                         7404
 No                         504
 No                         7734
 No                         7140
 No                         7269
 Yes - Citi Properties      71692



 No                         7516
 No                         6816
 No                         7756
 No                         7709
 No                         7029
 No                         7019
 No                         7549
 No                         7187
 No                         7155
 No                         7241
 Yes - Holland              7418



 No                         7783
 No                         7660
 No                         7477
 No                         7708
 Yes - Citi Properties      71693
 No                         7016
 No                         7791
 No                         7720
 No                         7386
 No                         7630
 No                         7646
 No                         6662
 No                         7625
 No                         7788
 No                         7117
 No                         7519
 No                         6969
 No                         7784
 No                         7499
 No                         7143
 No                         7801
 No                         6983
 No                         7728
 No                         7637
 No                         6982
 No                         7785
 No                         7627
 No                         7882
 No                         11811
 No                         7422
 No                         6835
 No                         11154
 No                         7498
 No                         7327
 No                         7626
 No                         7365
 No                         7148
 No                         7645
 No                         1
 No                         3
 No                         4
 No                         2
 No                         6
 No                         7405
 No                         5
 No                         7835
 No                         7789
 No                         7836
 No                         7665

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    EXHIBIT B

                         Representations and Warranties
     Exhibit B to Mortgage Loan Purchase Agreement dated as of May 14, 2001
                              LB-UBS Series 2001-C2
                              ---------------------

         For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily (as applicable) mortgage lenders, as applicable, and in all events as required by the Seller's underwriting practices at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial and multifamily mortgage loans, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of the Seller's knowledge without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller or any servicer acting on its behalf.

         Except as set forth on the schedule of exceptions attached hereto, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

         1. The Seller hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

         (a) The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date, and contains all the information required to be part of the Mortgage Loan Schedule in accordance with the definition thereof.

         (b) As of the date of its origination, except for those Mortgage Loans that were not originated by the Seller or an affiliate of the Seller and that are set forth on Schedule B-1, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan. With respect to each Mortgage Loan set forth on Schedule B-1, to the knowledge of the Seller, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan. No action has been taken by the Seller or, to the Seller's actual knowledge, any prior holder of such Mortgage Loan, that would cause the representations and warranties made by the related Mortgagor in the related Mortgage Loan documents not to be true and correct in any material respect.

         (c) The Seller is the sole owner of such Mortgage Loan, has good and marketable title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, encumbrances, security interests, participation interest or any other ownership or security interest or any other interest of any nature or kind encumbering such Mortgage Loan (other than the related servicing rights); no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan; and the Seller has validly and effectively conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance security interests, participation interest or any other ownership or security interest or any other interest of any nature or kind. Such Mortgage Loan is properly endorsed as provided in this Agreement and such endorsement is genuine.

         (d) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder. Any and all requirements under such Mortgage Loan as to completion of any material on-site or off-site improvement for which funds in excess of the lesser of (i) $100,000 or (ii) 2.5% of the original principal balance of such Mortgage Loan, were escrowed, have been complied with in all material respects or any such funds so escrowed have not been released in contravention of the related Mortgage Loan documents.

         (e) Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if any, and other agreements and instruments executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except (i) as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and (B) by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (ii) that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clause (i) such limitations will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and /or the security provided thereby, and (in the case of the related Mortgage

               Note, Mortgage(s) and Assignment(s) of Leases) a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination; and except for customary recourse provisions including ones such as are described in Paragraphs (t) and (ddd), the Mortgage Loan is non-recourse to the Mortgagor or any other Person. With respect to each Mortgage Loan there exists an Assignment of Leases either as a separate instrument or incorporated into the related Mortgage. The Seller has the full right to assign to the Trustee such Assignment of Leases and the lien created thereby.

         (f) Subject to the limitations and exceptions as to enforceability set forth in Paragraph (e) above, there is no right of rescission, offset, abatement, diminution or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith nor will the operation or exercise of any of the terms of the Mortgage Note, Mortgage(s) or other agreements executed in connection therewith render the Mortgage Note or the Mortgage unenforceable in whole or in part or subject to any such right, defense or claim; and, to the Seller's actual knowledge, no such right, claim or defense has been asserted.

         (g) The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee has been duly authorized, executed and delivered by Depositor and, subject to inserting assignee's name and address and any missing recording information, is in recordable form to validly and effectively convey the assignor's interest and constitutes the legal, valid, binding and enforceable assignment of such documents in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (h) Each related Mortgage is properly recorded, or has been submitted for recording in proper form, in the applicable jurisdiction, all applicable mortgage taxes and recording fees have been paid and such Mortgage constitutes a legal, valid, perfected and, subject to the limitations and exceptions in clause (i) of Paragraph (e) above, enforceable first lien on the related Mortgaged Property and all buildings thereon and fixtures thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (A) liens for real estate taxes and special assessments, water charges and sewer rents not yet due and delinquent, and (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally and set forth as exceptions and exclusions specifically referred to in the lender's title policy described herein (or if such policy has not yet been issued, a marked up pro forma title insurance policy or commitment meeting the requirements set forth in Paragraph (l) below) issued with respect to such Mortgage Loan (the exceptions set forth in the foregoing clauses (A) and (B) collectively, "Permitted Encumbrances"); and such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property. If the related Mortgaged Property is currently operated by the related Mortgagor as a hospitality property, the related Mortgage, together with any separate security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property as presently operated by the Mortgagor located on the Mortgaged Property. Except as set forth on Schedule (h), regardless of property type, the Mortgage, together with any separate security interest, chattel mortgage or similar agreement and UCC financing statement, if any, creates and establishes a first priority, perfected security interest in all Mortgagor-owned elevators, if any, on the related Mortgaged Property. Each Mortgagor, with respect to each Mortgaged Property containing an elevator, has represented and warranted that such Mortgagor owns all the elevators in the related Mortgaged Property and, Depositor had no knowledge, as of origination of such Mortgage Loan, has no actual knowledge, as of the Closing Date, that such representation and warranty is not true and correct.

         (i) The Seller has filed and/or recorded, or caused to be filed and/or recorded, in all appropriate public filing and recording offices and paid all filing fees and (unless otherwise exempt) indebtedness taxes related thereto, all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being consistent with the practices of prudent commercial mortgage lenders), which personal property includes, in the case of Mortgaged Properties operated by the related Mortgagor as a hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that are owned by the Mortgagor and reasonably necessary or material to the operation of the subject Mortgaged Property, and includes, regardless of property type, all Mortgagor-owned elevators (or, if not filed and/or recorded, the Seller has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing.

         (j) All taxes, governmental assessments, ground rents, water charges or sewer rents, assessments for improvements and similar charges that (A) could become a lien on any related Mortgaged Property of priority equal to or higher than the lien of the related Mortgage and (B) prior to the Cut-off Date became due and owing in respect of, and materially affect, any related Mortgaged Property, have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.

         (k) As of the date of its origination, to the Seller's knowledge, there was no proceeding pending for condemnation of all or any material portion of any related Mortgaged Property, and each such Mortgaged Property was free of material damage; and, as of the Closing Date, to the actual knowledge of the Seller, there was no pending proceeding for the condemnation of all or any material portion of any related Mortgaged Property, nor has there been any such proceeding since origination and such Mortgaged Property is free of material damage.

         (l) Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company qualified or licensed in the applicable jurisdiction, as required, insuring the originator of such Mortgage Loan, its successors and assigns (as sole insured), that each related Mortgage constitutes a valid first priority lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially or adversely affect the value or marketability of such Mortgaged Property), or if such policy has not yet been issued there is a binding commitment from such title insurer to issue such policy evidenced by a written "marked up" pro forma title policy or commitment marked as binding and countersigned by the title insurer or its authorized agent or accompanied by an escrow agreement signed by the title insurer or its authorized agent confirming the title insurer's obligation to deliver such policy; such title insurance policy (or, if not issued, the coverage to be provided thereby) is in full force and effect, all premiums have been paid, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, without the consent of the insurer; no claims have been made under such title insurance; and neither the Seller nor, to the Seller's actual knowledge, any prior mortgagee under such Mortgage Loan has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy, and to the Seller's knowledge, no fact or circumstance exists that would impair such coverage; such policy or commitment contains no exclusion for (or, alternatively it affirmatively insures, unless such coverage is unavailable in the relevant jurisdiction for the relevant property type): (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property, and (C) that the Mortgaged Property, as shown on the survey materially conforms to the legal description of the related Mortgaged Property. If the related Mortgaged Property consists of more than one parcel used as a single tract, then, either (A) such parcels are contiguous or (B) the failure of such parcels to be contiguous does not materially interfere with the benefits of the security intended to be provided by the related mortgage, materially interfere with the current use or operation of such Mortgaged Property or materially and adversely effect the value or marketability of such Mortgaged Property.

         (m) As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property; the related Mortgage required that such insurance covered (except where a tenant having an investment grade rating of its unsecured debt is permitted to self-insure) such risks as were customarily acceptable to prudent commercial or multifamily (as applicable) mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and included (A) fire and extended perils insurance included within the classification "All Risk of Physical Loss" or the equivalent thereof in an amount, subject to a deductible acceptable to a reasonably prudent commercial or multifamily (as applicable) mortgage lender, at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property without reduction for depreciation (except to the extent not permitted by applicable law and then in such event in an amount at least equal to the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property), and if applicable, the related hazard insurance policies contain appropriate endorsements to avoid application of co-insurance, (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount, which together with any required umbrella coverage, would generally be required by a reasonably prudent commercial or multifamily (as applicable) mortgage lender for similar properties and in no event less than $1 million per occurrence,
               (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California or in "seismic zone" 3 or 4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor or a tenant at the Mortgaged Property (except where a tenant having an investment grade rating of its unsecured debt is allowed to self-insure), as applicable, and any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage are recoverable from the related Mortgagor; the related insurance policies provide that they may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller or, to the actual knowledge of the Seller, by any prior mortgagee under the subject Mortgage Loan; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A), (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:V" from A.M. Best Company or at least "A-" (or equivalent) from a nationally recognized statistical rating agency; and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to any rights of the lessor under any related Ground Lease as set forth in Paragraph uu (x) below and the related exception schedules, any insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan. If the related Mortgaged Property is located in the State of California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and (B) except as otherwise identified as exception (m) on the schedule of exceptions attached hereto, the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of incidence.

               If any portion of the improvements on the related Mortgaged Property was, at the time of origination, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program (an "SPF Area"), and flood insurance was available, a flood insurance policy meeting the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable actual cash value of those improvements located on the related Mortgaged Property that are, in whole or in part, in an SPF Area, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the insurable replacement cost of those improvements located on the related Mortgaged Property that are, in whole or in part, in an SPF Area.

     (n) Other than payments due but not yet 30 days or more delinquent, there is, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) to Depositor's actual knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise specifically covered by any other representation or warranty made by the Seller in this Exhibit B. Neither the Seller nor, to the Seller's actual knowledge, any prior holder of the such Mortgage Loan, has waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of such Mortgage Loan, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan. No foreclosure action or other form of legal action is or has been commenced by the Seller against the related Mortgagor with respect to such Mortgage Loan.

     (o) Such Mortgage Loan is not, and since the date of origination has not been, 30 days or more past due in respect of any Scheduled Payment (without giving effect to any grace period).

     (p) Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term of such Mortgage Loan (except if such Mortgage Loan is an ARD Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

     (q) Except as set forth as exception (q) on the schedule of exceptions attached hereto, each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit any related Mortgaged Property to secure any other promissory note or obligation (other than another Mortgage Loan in the Trust), without either (A) the prior written consent of the holder of such Mortgage Loan or (B) the satisfaction of conditions such as the execution and delivery of a subordination and standstill agreement and a minimum combined debt service coverage ratio.

     (r) Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date such Mortgage Loan was originated at least equal to 80% of the original principal balance of such Mortgage Loan or (2) at the Closing Date at least equal to 80% of the principal balance of such Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan, and (Y) a proportionate amount of any lien that is in parity with such Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (A)(1) and (A)(2) of this Paragraph (r) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or
               (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury regulation Section 1.860G-2(a)(1)(ii)). Such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (a) would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulation Section 1.1001-3, (b) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof) or (c) would cause a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

     (s) Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation
               Section 1.860G-1(b)(2).

     (t) Except for the Mortgage Loans set forth on Schedule T-1 for which only a transaction screen has been performed, one or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period (or, if such Mortgage Loan is one of the Mortgage Loans identified as exception (t) on the schedule of exceptions attached hereto, more than 12 months) preceding the Cut-off Date, and to the Seller's knowledge as of origination and to Depositor's actual knowledge as of the Closing Date, there were or are, as applicable, no material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments met American Society of Testing and Material requirements and covered all environmental hazards typically assessed for similar properties, including, but not limited to, asbestos, lead-based paint, radon and other hazardous materials typically associated with the use, type and/or tenants of such Mortgaged Property; and none of the environmental reports identify any circumstances or conditions that would (A) constitute or result in a material violation of any applicable environmental laws, (B) require any expenditure material in relation to the principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any environmental laws, or (C) require substantial cleanup, remedial action or other material response under any environmental laws, or if such report does identify circumstances as set forth in
               (A), (B) or (C) above, then (1) the same have been remediated in all material respects, (2) funds reasonably estimated to be sufficient for such purposes based on the advise of independent qualified environmental consultants and, in some cases, environmental counsel, have been escrowed for purposes of effecting such remediation and the related Mortgagor or other responsible party is required to take remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (3) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (4) environmental insurance covering all costs, expenses and losses related to such circumstances, subject to a deductible which would be acceptable to a reasonably prudent commercial or multifamily (as applicable) mortgage lender, in an amount reasonably estimated to be adequate for such purpose has been obtained. If the Mortgaged Property is covered by a secured creditor environmental insurance policy, then the
               Seller: (x) has disclosed in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) that are identified in any environmental reports related to such Mortgaged Property in the Seller's possession or that are otherwise known to the Seller; and (y) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property, and all premiums have been paid with respect to such policy and such policy is in full force and effect. If for purposes of this Paragraph (t) and the representations and warranties made herein, the Seller is relying on the existence of environmental insurance pursuant to sub-clause (4) above and such insurance is not pursuant to a secured creditor environmental insurance policy, then. with respect to such policy referred to in sub-clause (4) for such Mortgaged Property: The Seller has no actual knowledge of any environmental conditions not disclosed to the related insurer, the mortgagee of such Mortgaged Property is entitled to be an additional insured under such policy, all premiums have been paid for such policy and such policy is in full force and effect.

               The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property and (A) the related Mortgagor and (except as set forth as exception (t)(A) on the schedule of exceptions attached hereto) a natural person or an entity with significant assets, other than any direct or indirect interest in the Mortgaged Property, have agreed to indemnify the mortgagee under such Mortgage Loan, and its successor and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out-of-pocket expenses (excluding lost profits, consequential damages and diminution of value of the Mortgaged Property, provided that if such Mortgage Loan has an original principal balance equal to or greater than $15,000,000 and is a Mortgage Loan as to which there is an exclusion for "diminution in value" of the Mortgaged Property, such Mortgage Loan is identified on Schedule T-2) paid, suffered or incurred by such mortgagee resulting from such Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B) environmental insurance has been obtained. Mortgage Loans for which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained are set forth as exception (t)(A) on the schedule of exceptions attached hereto.

               The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of the Mortgage Loan to liability under CERCLA or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents require the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

     (u) The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitation and exceptions as to enforceability in Paragraph (e) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (v) The related Mortgagor is not a debtor in, and the related Mortgaged Property is not subject to, any bankruptcy, reorganization, insolvency or comparable proceeding.

     (w) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or, pursuant to a Ground Lease, a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

     (x) Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Loan, in which case it may occur only after the related Anticipated Repayment Date. Such Mortgage Loan does not provide for any interest-only payments without principal amortization.

     (y) Such Mortgage Loan is a whole loan and not a participation in a mortgage loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest, including but not limited to, any interest in the form of participation in the cash flow of the related Mortgaged Property. Other than through foreclosure or similar enforcement proceedings, the indebtedness evidenced by such Mortgage Loan is not convertible into an ownership interest in the related Mortgaged Property or the related Mortgagor.

     (z) Except as set forth as exception (z) on the schedule of exceptions attached hereto, the related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or interest therein, is encumbered by a lien in connection with any financing other than such Mortgage Loan or another Mortgage Loan, including, but not limited to, any subordinate or pari passu financing; and no such consent has been granted by the Seller or, to the Seller's actual knowledge, any prior holder of such Mortgage Loan. Except as set forth as exception (z) on the schedule of exceptions attached hereto, as of origination no related Mortgaged Property was, and to Depositor's actual knowledge, as of Closing Date, no related Mortgaged Property is, encumbered by a lien in connection with subordinate or pari passu financing. The Mortgage requires the Mortgagor to pay all reasonable out-of-pocket expenses associated with securing the consent or approval of the holder of the Mortgage for all actions involving the incurrence of additional financing requiring such consent or approval under the Mortgage including, if applicable, the cost of counsel opinions relating to REMIC or other securitization and tax issues.

     (aa) Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage, each related Mortgage contains either
               (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders). The Mortgage requires the Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions involving the transfer of interests in such Mortgagor or the related Mortgaged Property requiring such consent or approval under the Mortgage including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues.

     (bb) Except as set forth as exception (bb) on the schedule of exceptions attached hereto, such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

     (cc) Except as set forth in a written instrument included in the related Mortgage File, the terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner, nor has any portion of a related Mortgaged Property been released from the lien of the related Mortgage to an extent, which in any such event materially interferes with the security intended to be provided by such document or instrument; and no instrument that is not part of the related Mortgage File has been executed that would effect any such waiver, modification, satisfaction, cancellation, rescission or release. No alterations, modifications or assumptions of any kind have been given, made or consented to since March 1, 2001 and no waivers other than those related to routine operational matters or minor covenants have been given since March 1, 2001. The Seller has not taken any affirmative action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

     (dd) Each related Mortgaged Property was inspected by or on behalf of the Seller or the related originator in the seven (7) month period prior to the related origination date.

     (ee) Except in cases where either (A) a release of a portion of the related Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan and was not considered material in determining the appraised value of such Mortgaged Property, (B) the release is conditioned upon the satisfaction of certain underwriting and legal requirements and/or the payment of a release price and such requirements and/or release price would be considered reasonable by a prudent institutional commercial or multifamily (as applicable) mortgage lender or (C) or the release is conditioned on the delivery, in accordance with the terms of the Mortgage Loan documents, of Defeasance Collateral in the form of Government Securities, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

     (ff) The related Mortgagor has covenanted in the Mortgage Loan documents to be qualified to do business in the jurisdiction of the related Mortgaged Property, to the extent required by applicable law, and to maintain the related Mortgaged Property in compliance in all material respects with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial or multifamily (as applicable) mortgage lenders with respect to the foregoing matters; neither the Seller nor, to the Seller's actual knowledge, any prior holder of such Mortgage Loan, has received any notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property other than legal non-conforming uses or structures; any material non-conformity with zoning laws constitutes a legal non-conforming use or structure, which in the event of casualty or destruction, under current laws and ordinances, may be restored or rebuilt to the full extent of the use or structure at the time of such casualty or destruction, or law and ordinance insurance coverage has been obtained in an amount which would be acceptable to a prudent institutional commercial or multifamily (as applicable) mortgage lender for a similar property and circumstances; no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and, to the extent in effect at the time of construction, building restrictions of such property or across any easements to an extent which would have a material adverse affect on the related Mortgagor's current use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in Paragraph (l) above or law and ordinance coverage has been obtained), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To Depositor's knowledge as of origination and, to Depositor's actual knowledge as of the Closing Date, the related Mortgagor or its agent was or is, as applicable, in possession of all material licenses, permits and franchises required by applicable law for ownership and operation of the related Mortgaged Property as presently operated by the Mortgagor.

     (gg) For each Mortgage Loan the related Mortgagor has covenanted in the Mortgage Loan documents to deliver to the mortgagee annual operating statements, rent rolls and related information of each related Mortgaged Property and annual financial statements. For each Mortgage Loan with an original principal balance greater than $3 million, the related Mortgagor has covenanted to provide such operating statements, rent rolls and related information on a quarterly basis. For any Mortgage Loan with an original principal balance equal to or greater than $20 million, the annual financial statements are required be audited by an independent certified public accountant or shall be audited by an independent certified public accountant upon the request of the mortgagee.

     (hh) If such Mortgage Loan has a Cut-off Date Balance in excess of $25 million, the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a Special Purpose Entity for so long as such Mortgage Loan is outstanding; and, except in the case of the Mortgage Loans identified as exception (hh) on the schedule of exceptions attached hereto, if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Special Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the related Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents, (E) has its own books and records separate and apart from any other Person, and (F) holds itself out as a legal entity, separate and apart from any other Person. The organizational documents of any Mortgagor on a Mortgage Loan with an initial principal balance of $15 million and above which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. Any such single member limited liability company Mortgagor on a Mortgage Loan with an initial principal balance of $15 million and above is organized in a jurisdiction that provides for such continued existence and with respect to such a Mortgagor on any loan with an initial principal balance of $25 million or more, there was obtained opinion of counsel confirming such continued existence. The organizational documents for the Mortgagor on any Mortgage Loan, or for each Mortgagor that is part of a group of affiliated Mortgagors with Mortgage Loans, equal to or greater than 2% of the Initial Pool Balance, and all Mortgage Loans with an original principal balance equal to or greater than $25 million, require the Mortgagor or its general partner or managing member to have an independent director, manager or member and for each such Mortgage Loan, or group of Mortgage Loans with affiliated Mortgagors, there was obtained a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding of Mortgagor's general partner or managing member, as applicable, the related property manager, if an affiliate of such Mortgagor, or the equity holders with more than 49% direct ownership interest in the related Mortgagor.

     (ii) No advance of funds has been made, directly or indirectly, by the Seller, or to the actual knowledge of the Seller, by any prior holder of such Mortgage Loan, to the related Mortgagor other than pursuant to the related Mortgage Note; and no funds have been received by the Seller, or to the actual knowledge of the Seller, by any prior holder of such Mortgage Loan, from any Person other than such Mortgagor or a property manager for or on account of payments due on the related Mortgage Note. Neither the Seller, any affiliate of the Seller, nor to the Seller's actual knowledge, any originator or other prior holder of such Mortgage Loan or any affiliate thereof, has any obligation to make any capital contribution to, nor owns any equity interest in, any related Mortgagor or guarantor.

     (jj) As of origination, to Depositor's knowledge there were no, and as of the Closing Date, to the Seller's actual knowledge, there are no pending legal actions, suits, legal proceedings or governmental investigations against or affecting the related Mortgagor or any related Mortgaged Property that, in the judgment of a reasonably prudent commercial or multifamily (as applicable) mortgage lender, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

     (kk) All requirements of relevant federal, state and local law, rules and regulations relating to the servicing of the Mortgage Loans have been satisfied or complied with in all material respects.

     (ll) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan, to the extent necessary to ensure the enforceability of such Mortgage Loan.

     (mm) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan and, to the extent reasonable, all such fees and expenses are the obligation of the Mortgagor.

     (nn) If such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund and so identified on the Mortgage Loan Schedule; and the security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

     (oo) All liens on and security interests in any material items of collateral securing such Mortgage Loan have been assigned to the Trustee.

     (pp) One or more engineering assessments were performed by an Independent engineering consulting firm with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date (or, if such Mortgage Loan is one of the Mortgage Loans identified as exception (pp) on the schedule of exceptions attached hereto, more than 12 months), and to the Seller's knowledge as of origination, and to the Seller's actual knowledge as of the Closing Date, there were or are, as applicable, no material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed material deficiencies, material deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided or (B) repairs have been made.

     (qq) All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited.

     (rr) The related Mortgagor has represented to the Seller that, and to the knowledge of the Seller, as of the date of origination of such Mortgage Loan, and to the Seller's actual knowledge as of the Closing Date, such Mortgagor, the related lessee, franchisor or operator was or is, as applicable, in possession of all licenses, permits and authorizations then required for use of the related Mortgaged Property, which were or are, as applicable, valid and in full force and effect. If the related Mortgaged Property is improved by a hotel, the most recent inspection report or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations, that is in the possession of the Seller, did not cite such Mortgaged Property for material violations that have not been cured or as to which a plan of correction has not been submitted to and accepted by such governmental authorities.

     (ss) The origination, servicing and collection practices used by the Seller, or to the Seller's actual knowledge, any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

     (tt) Except as set forth as exception (tt) on the schedule of exceptions attached hereto, such Mortgage Loan is secured in whole or in material part by a fee simple interest.

     (uu) If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

               (i) such Ground Lease or a memorandum thereof has been duly recorded, or submitted for recording in recordable form, and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

               (ii) upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Trustee may succeed to Mortgagor's interest in such Ground Lease without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, the lessee's interest is further assignable by the Trustee without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date);

               (iii) such Ground Lease may not be materially amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, any such action without such consent is not binding on such mortgagee, its successors or assigns, and neither the Seller nor, to the Seller's actual knowledge any prior holder of such Mortgage Loan, has consented to any amendment or modification of such Ground Lease that is not included in the related Mortgage File;

               (iv) unless otherwise set forth in such Ground Lease, such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

               (v) such Ground Lease is in full force and effect and to the actual knowledge of the Seller there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (vi) such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides that either (1) no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request; originator and Depositor have provided the lessor with notice of the Mortgage under the Ground Lease and neither the Seller nor, to the Seller's actual knowledge, any prior holder of such Mortgage Loan have received any notice of default or termination under the Ground Lease;

               (vii) the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of the leasehold interest in the related Mortgaged Property evidenced by such Ground Lease;

               (viii) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including where necessary sufficient time to gain possession of the interest of the lessee under such Ground Lease to cure any curable default under such Ground Lease before the lessor thereunder may terminate or cancel such Ground Lease;

               (ix) such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein which in all circumstances may be exercised and will be enforceable by the mortgagee) that extends not less than 20 years beyond the amortization period of such Mortgage Loan;

               (x) under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with such mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of such Mortgage Loan, together with any accrued interest thereon;

               (xi) such Ground Lease does not impose any restrictions on use or subleasing which would be viewed as commercially unreasonable by a prudent commercial mortgage lender, and the lessor is not permitted to disturb the possession, interest or quiet enjoyment of the Mortgagor of the Mortgaged Property absent an uncured default under the Ground Lease;

               (xii) upon the request of the mortgagee under such Mortgage Loan, the ground lessor is required to enter into a new lease upon termination of the Ground Lease prior to the expiration of the term thereof for any reason including but not limited, as a result of the rejection thereof by the related Mortgagor in bankruptcy; and

               (xiii) the terms of the ground lease as of origination of such Mortgage Loan are those set forth in the copy of the ground lease contained in the Mortgage File, and to the actual knowledge of Depositor since the date of origination, the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage, except as evidenced by a written amendment contained in the Mortgage File and included as a part of the copy of the ground lease required to be delivered by the Seller.

     (vv) If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right to foreclose upon or otherwise exercise its rights with respect to such fee interest.

     (ww) Each related Mortgaged Property constitutes one or more complete separate tax lots or, if any related Mortgaged Property is not a separate tax lot, then the related Mortgagor has covenanted to make all the necessary filings with the appropriate authority to make the Mortgaged Property a separate tax lot and such Mortgage Loan requires the escrowing of funds sufficient to pay taxes on the whole existing tax lot until such time as such Mortgaged Property becomes a separate tax lot. Each related Mortgaged Property is served by a public water system, a public sewer (or, alternatively, a septic) system, and other customary public utility facilities.

     (xx) (1) If such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance, (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury Regulation Section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Loan that it matures on its Anticipated Repayment Date) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property to make all scheduled payments under the related Mortgage Note on the defeased portion of such Mortgage Loan, which defeased portion shall equal to at least 125% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm certify that the Defeasance Collateral is sufficient to make such payments, (4) the Mortgage Loan be assumed by (or at the request of the mortgagee, be assumed by) a single-purpose entity acceptable to the holder of such Mortgage Loan, and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest, or (C) provide that the defeasance of such Mortgage Loan is subject to rating confirmation by the Rating Agencies.

     (yy) No Person has been granted or conveyed the right to service such Mortgage Loan or receive any consideration in connection therewith except as contemplated in this Agreement, the Pooling and Servicing Agreement or as has been terminated.

     (zz) As of origination, and to the Seller's actual knowledge, as of the Closing Date, (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded or escrowed for or insured over by title insurance, and (B) no rights were or are, as applicable, outstanding that under law could give rise to any such mechanics' or materialmen's lien that would be prior or equal to the lien of the related Mortgage as insured by the related lender's title insurance policy. The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded or escrowed for or insured over by title insurance. Nothing in this Paragraph is intended to modify, reduce or qualify the representations and warranties set forth in Paragraph (h) above.

     (aaa) The Due Date for each Mortgage Loan is scheduled to be the first day or the eleventh day of the month.

     (bbb) Subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property), the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in Paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related Mortgage or such Assignment of Leases provides for the appointment of a receiver for rents, or allows the mortgagee to enter into possession to collect rents or provides for rents to be paid to the mortgagee (which may be by means of deposit into a lockbox account) in the event of an event of default. To the knowledge of the Seller as of origination, and to the actual knowledge of the Seller as of the Closing Date, no person other than the Mortgagor owns any interest in any payments due under the related leases.

     (ccc) The related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

     (ddd) Except as set forth as exception (ddd) on the schedule of exceptions attached hereto, a natural person as individual guarantor or an entity with significant assets, other than any direct or indirect interest in the Mortgaged Property, has agreed, in effect, to be jointly and severally liable with the related Mortgagor, for all liabilities, reasonable out-of-pocket costs, losses, damages, expenses or claims suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of the following (or provisions substantially to the same effect) (A) any intentional fraud or material intentional misrepresentation by the related Mortgagor; (B) any failure of the related Mortgagor, or such other individual or entity, to comply with the provisions of any environmental indemnity made thereby; (C) misapplication or misappropriation of rents (received after an event of default), insurance proceeds or condemnation awards; and (D) the related Mortgaged Property becoming an asset in a voluntary bankruptcy or insolvency proceeding; provided that, instead of any breach described in clause (B) of this paragraph, such entity (or individual) may instead cover through environmental insurance liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

     (eee) if such Mortgage Loan has a Cut-off Date Balance of $15 million or more and is identified on Schedule EEE-1 hereto as having a "hard lock-box account", (A) the related lock-box account was established prior to the first Due Date, (B) the related lock-box account is under the control of the mortgagee or its designee, and (C) either the tenants or the property manager of the related Mortgaged Property remit payments directly to such lock-box account.

     (fff)     If such Mortgage Loan is an ARD Loan, then:

               (i) the related Anticipated Repayment Date is not less than seven years from the origination date for such Mortgage Loan;

               (ii) such Mortgage Loan provides that from the related Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of expenses related to the operation of the related Mortgaged Property, amounts due under the related Mortgage Loan documents, including, without limitation, reserves established under such Mortgage Loan, and payments for any other expenses which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan;

               (iii) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly, or by a property manager, into a designated account controlled by the mortgagee under such Mortgage Loan; and

               (iv) the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date.

     (ggg) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated; and the appraiser, to the actual knowledge of the Seller, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof and the appraiser's compensation was not affected by the appraised value of the Mortgaged Property or the approval or disapproval of the Mortgage Loan.

               Neither the Seller nor any employee thereof, nor to the Seller's actual knowledge, the originator nor any employee or agent thereof, is guilty of or participated in any fraud or material intentional misrepresentation with respect to such Mortgage Loan nor, to the Seller's actual knowledge by or on the part of the Mortgagor, in connection with the origination of such Mortgage Loan.

     (hhh)     The following statements are true with respect to each Mortgaged
               Property: (i) the Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress and (ii) to Depositor's knowledge, except for de minimis violations or legal non-conforming parking, the Mortgaged Property has parking to the extent, if any, required under applicable law, including local ordinances. Nothing in this clause (ii) is intended to modify, reduce or qualify the representations and warranties set forth in Paragraph
               (ff) above.

              UBS WARBURG REAL ESTATE INVESTMENT INC. - THE SELLER

                 EXCEPTIONS TO THE MORTGAGE LOAN REPRESENTATIONS


     REP.        LOAN NAME                           CONTROL #       EXCEPTIONS
     ----        ---------                           ---------       ----------
      b.         See Schedule B-1 for a list of      Various
                 Mortgage Loans that were not
                 originated by the Seller or an
                 affiliate of the Seller.

      e.         Ronbotics Building                  78              Non-recourse to the borrowing entity but
                                                                     guaranteed by some of the principals.

                 Sarasota One Stop                   103             Non-recourse to the borrowing entity but
                                                                     guaranteed by some of the principals.

                 18904-18916 Roscoe Boulevard        125             Non-recourse to the borrowing entity but
                                                                     guaranteed by the principals for the first
                                                                     three years of the loan.

                 Trinity Lofts                       136             Non-recourse to the borrowing entity but
                                                                     guaranteed by some of the principals.

                 Various                             Various         Loans under $1,000,000 may have payment
                                                                     guarantees for all or part of the term.

      m.         Various                             Various         With respect to the seismic reports prepared in
                                                                     connection with the Seller's loans, PML is
                                                                         generally based on a return period of not less
                                                                     than 475 years, an exposure period of 50 years
                                                                     and a 10% probability of incidence.



     REP.        LOAN NAME                           CONTROL #       EXCEPTIONS
     ----        ---------                           ---------       ----------

   m(E)(2).      Washington Mutual Bank Building     127             PML is greater than 20%.  The loan documents do
                                                                     not require that the borrower carry earthquake
                                                                     insurance, however, the tenant at the property
                                                                     carries earthquake insurance.

      q.         Village at Main Street Portfolio    7               Second mortgage on property in place.

                 Fishkill Plaza                      25              Borrower permitted to put up to $200,000
                                                                     unsecured sub-debt in place for operating
                                                                     expenses

      t.         See Schedule T-1 for a list of      Various
                 Mortgage Loans for which only a
                 Transaction Screen has been
                 performed.

                 Cypress Creek Shopping Center       124             Environmental Report prepared more than 12
                                                                     months prior to the Cut-off Date.

     t(A).       Harmon Meadow Plaza                 3               Indemnity not by a natural person; indemnity by
                                                                     Hartz Financial Corp.

                 Hartz Mountain Industries - 400     15              Indemnity not by a natural person; indemnity by
                 Plaza Drive                                         Hartz Financial Corp.

                 Timberlands at Tomahawk Creek       38              Indemnity not by a natural person; indemnity by
                                                                     Tetrad Corp.

                 Sarasota One Stop                   103             Indemnity not by a natural person; indemnity by
                                                                     Urban America, LP.

                 10950 Tantau Avenue                 10              Indemnity not a natural person;  indemnity by
                                                                     Menlo Equities LLC;



     REP.        LOAN NAME                           CONTROL #       EXCEPTIONS
     ----        ---------                           ---------       ----------
                                                                     however, if minimum net worth covenant is
                                                                     breached, two natural persons will be liable.

                 529 Bryant Street                   18              Indemnity not by a natural person; indemnity by
                                                                     Menlo Equities LLC; however, if minimum net
                                                                     worth covenant is breached, two natural persons
                                                                     will be liable.

                 Yarmouth Commons                    81              Indemnity not by a natural person; indemnity by
                                                                     Hampshire Management Co.

                 See Schedule T-2 for a list of      Various
                 Mortgage Loans with an original
                 principal balance equal to or
                 greater than $15,000,000 for
                 which there is an exclusion for
                 diminution of value of the
                 Mortgaged Property.

      z.         Village at Main Street Portfolio    7               Second mortgage on property in place.

                 Fishkill Plaza                      25              Borrower permitted to put up to $200,000
                                                                     unsecured sub-debt in place for operating

                                                                     expenses

      aa.        Carrier Towne Crossing II           108             The loan documents permit a one-time transfer
                                                                     of the controlling interest in the borrower
                                                                     without the prior consent of the mortgagee.
                                                                     Any assumption fee in connection with this
                                                                     transfer will be retained by the Seller.

      bb.        Citi Properties;                    5, 39, 76,      Affiliated Borrowers
                 Trophy Properties;



     REP.        LOAN NAME                           CONTROL #       EXCEPTIONS
     ----        ---------                           ---------       ----------
                 Sutter Associates;                  9, 61
                 250 Montgomery; and
                 15 Hermann Street

                 Harmon Meadow Plaza; and Hartz -    3, 15           Affiliated Borrowers
                 400 Plaza Drive

      cc.        Carrier Towne Crossing II           108             Amendment to permit one-time transfer to the
                                                                     Transferee Entity identified in the amendment
                                                                     and payment of the assumption fees in
                                                                     connection with such transfer to the Seller
                                                                     (even after the loan is transferred to the
                                                                     Trust).

      gg.        Citi Properties                     5               Audited Financials are not required.

                 Sutter Associates                   76              Audited Financials are not required.

                 Trophy Properties                   39              Audited financials are not required.

                 250 Montgomery St.                  9               Audited financials are not required.

      hh.        15 Hermann Street                   61              Borrower does not have an independent director
                                                                     and did not deliver a non-consolidation opinion.

                 Metroplex Tech Center I             33              Borrower does not have an independent director
                                                                     and did not deliver a non-consolidation opinion.

                 Allen Central Market                36              Borrower does not have an independent director
                                                                     and did not deliver a non-consolidation opinion.

                 Carrier Towne Crossing II           108             Borrower does not have an independent director
                                                                     and did not deliver a non-


     REP.        LOAN NAME                           CONTROL #       EXCEPTIONS
     ----        ---------                           ---------       ----------
                                                                     consolidation opinion.

      ii.        Lenoir Marketplace                  93              To Seller's actual knowledge, subsequent to the
                                                                     loan closing date, one of the principals of a
                                                                     prior holder of the loan had acquired an equity
                                                                     interest in the loan.

      pp.        Cypress Creek Shopping Center       124             Engineering Report was prepared more than 12
                                                                     months before the Cut-off Date.

      tt.        Super Stop & Shop                   50              Loan is secured by leasehold interest.

                 The Courtyards at Miami Lakes       16              Loan is secured by leasehold interest.

      ddd.       Timberlands at Tomahawk Creek       38              Recourse to Tetrad Corp. for carveouts.

                 Sarasota One Stop                   103             Recourse to Urban America, LP. for carveouts.

                 10950 Tantau Avenue                 10              Recourse to Menlo Equities LLC for carveouts;
                                                                     however, if minimum net worth covenant is
                                                                     breached, two natural persons will be liable.

                 529 Bryant Street                   18              Recourse to Menlo Equities LLC for carveouts;
                                                                     however, if minimum net worth covenant is
                                                                     breached, two natural persons will be liable.

                 Yarmouth Commons                    81              Recourse for carveouts to Hampshire Management
                                                                     Co.


     REP.        LOAN NAME                           CONTROL #       EXCEPTIONS
     ----        ---------                           ---------       ----------
      eee.       See Schedule EEE-1 for a list of    Various
                 Mortgage Loans with a "hard
                 lock-box account" as defined in
                 sections (A), (B) and (C) of
                 representation eee.

                                  SCHEDULE B-1
                                  ------------

               Loans Not Originated by the Seller or an Affiliate
               --------------------------------------------------



Mortgage Loan                   Control #     Description
-------------                   ---------     -----------

United Jersey Bank Plaza        70            Originated through a correspondent

Lenoir Marketplace              93            Originated through a correspondent

Walgreens                       104           Originated through a correspondent

807 Haddon Avenue               114           Originated through a correspondent

Country Club Townhomes          115           Originated through a correspondent

Cypress Creek Shopping Center   124           Originated through a correspondent

Clarion Hotel & Tower           74            Purchased

                                  SCHEDULE T-1
                                  ------------

       Transaction screens were prepared for the following Mortgage Loans:
       -------------------------------------------------------------------



  MORTGAGE LOAN                                     CONTROL #
  -------------                                     ---------

  6776 Southwest Freeway                            100

  University Commons Apartments                     101

  Perimeter Point Warehouse                         105

  Merchants Square Phase II                         111

  Naples Plaza                                      113

  Country Club Townhomes                            115

  Office Depot - Joplin                             122

  Ridglea Renaissance Office Building               123

  Cypress Creek Shopping Center                     124

  Office Depot - Rogers                             126

  Ridgewood Village Mobile Home Park                127

  Marlborough Apartments                            129

  1614 West 95th Street                             131

  2160 Bloomingdale Road                            132

  2024 Sheridan Road                                133

  802 Cleveland Street                              134

  1313 West McGalliard Road                         135

  600 Boyd Court Drive                              137

  6601 West Roosevelt Road                          138

  3591 North Milwaukee Avenue                       140

  46-52 White Street                                141

                                  SCHEDULE T-2
                                  ------------

         Original Principal Balance Equal to or Greater than $15,000,000 for which there is an Exclusion for Diminution of Value
            -------------------------------------------------------


MORTGAGE LOAN                                                       CONTROL #
-------------                                                       ---------

Harmon Meadow Plaza                                                 3

Hartz - 400 Plaza Drive                                             15

Garden City Plaza                                                   4

Lembi Multi-family Portfolio                                        5, 39, 76
(Citi Properties, Trophy Properties and Sutter Associates)

Philip's at Sunrise Shopping Center                                 6

Village at Main Street Portfolio                                    7

250 Montgomery                                                      9

10950 Tantau Avenue                                                 10

215 Coles Street                                                    11

The Courtyard at Miami Lakes                                        16

529 Bryant Street                                                   18

                                 SCHEDULE EEE-1
                                 --------------

              List of Mortgage Loans with a "hard lock-box account"
              -----------------------------------------------------



MORTGAGE LOAN                                               CONTROL #
-------------                                               ---------

Harmon Meadow Plaza                                         3

Garden City Plaza                                           4

Philip's at Sunrise Shopping Center                         6

Village at Main Street Portfolio                            7

250 Montgomery                                              9

10950 Tantau Avenue                                         10

215 Coles Street                                            11

Hartz - 400 Plaza Drive                                     15

529 Bryant Street                                           18